                                                                               .
                                                                               .
                                                                               .

                                                              Exhibit 23(h)(xiv)

                                     ANNEX A

FUND                                                             TRADING SYMBOL
----                                                             ---------------
DJ STOXX 50(R) ETF                                                    FEU
DJ EURO STOXX 50(R) ETF                                               FEZ
SPDR(R) DJ Wilshire International Real Estate ETF                     RWX
SPDR(R) FTSE/Macquarie Global Infrastructure 100 ETF                  GII
SPDR(R) MSCI ACWI ex-US ETF                                           CWI
SPDR(R) Russell/Nomura PRIME(TM) Japan ETF                            JPP
SPDR(R) Russell/Nomura Small Cap(TM) Japan ETF                        JSC
SPDR(R) S&P(R) China ETF                                              GXC
SPDR(R) S&P(R) Emerging Asia Pacific ETF                              GMF
SPDR(R) S&P(R) Emerging Markets ETF                                   GMM
SPDR(R) S&P(R) Emerging Europe ETF                                    GUR
SPDR(R) S&P(R) Emerging Latin America ETF                             GML
SPDR(R) S&P(R) Emerging Middle East & Africa ETF                      GAF
SPDR(R) S&P(R) World ex-US ETF                                        GWL
SPDR(R) S&P(R) International Small Cap ETF                            GWX
SPDR(R) S&P(R) BRIC 40 ETF                                            BIK
SPDR(R) S&P(R) International Dividend ETF                             DWX
SPDR(R) S&P(R) International Mid Cap ETF                              MDD
SPDR(R) S&P(R) Emerging Markets Small Cap ETF                         EWX
SPDR(R) DJ Wilshire Global Real Estate ETF                            RWO
SPDR(R) S&P(R) International Consumer Discretionary Sector ETF        IPD
SPDR(R) S&P(R) International Consumer Staples Sector ETF              IPS
SPDR(R) S&P(R) International Energy Sector ETF                        IPW
SPDR(R) S&P(R) International Financial Sector ETF                     IPF
SPDR(R) S&P(R) International Health Care Sector ETF                   IRY
SPDR(R) S&P(R) International Industrial Sector ETF                    IPN
SPDR(R) S&P(R) International Materials Sector ETF                     IRV
SPDR(R) S&P(R) International Technology Sector ETF                    IPK
SPDR(R) S&P(R) International Telecommunications Sector ETF            IST
SPDR(R) S&P(R) International Utilities Sector ETF                     IPU
SPDR(R) S&P(R) Asia Pacific ETF*
SPDR(R) S&P(R) Europe ETF*

*    The Fund is registered but not operational

Dated: July 16, 2008